UNCONDITIONAL LIMITED GUARANTY AGREEMENT

         THIS UNCONDITIONAL LIMITED GUARANTY AGREEMENT (the "GUARANTY"), dated as of December 19, 1996, made by GST USA, Inc., a Washington corporation (the "GUARANTOR"), in favor of NTFC CAPITAL CORPORATION, a Delaware corporation (the "LENDER"), and any assignee of the Lender.

                                    RECITALS:

         A. Guarantor desires to induce the Lender to enter that certain Equipment Loan and Security Agreement dated as of December , 1996 (the "LOAN AGREEMENT"), by and between the Lender and GST Equipco, Inc., a Washington corporation ("BORROWER"), which is a wholly owned subsidiary of the Guarantor (and each is a direct or indirect subsidiary of GST Telecommunications, Inc., a Canadian corporation). Pursuant to the Loan Agreement the Lender will, at the request of Borrower, provide financing for Borrower to acquire from Northern Telecom Inc. and lease to Affiliates certain equipment, additions, upgrades and software (collectively, the "EQUIPMENT") pursuant to the terms of the Loan Agreement. Such financings shall be referred to herein from time to time as the "LOANS".

         B. The Lender is willing to enter into the Loan Agreement, and advance the Loans, subject to the terms and conditions set forth in the Loan Agreement and related instruments, agreements and documents executed by and between Borrower and the Lender (as amended, modified, supplemented or replaced from time to time, the "LOAN DOCUMENTS"), but only so long as Guarantor unconditionally guarantees the timely performance and payment by Borrower of each and every obligation under the Loan Documents, subject to the limitations stated herein.

         C. Guarantor acknowledges that the Lender would not be willing to enter into the Loan Documents without the guaranty by Guarantor under the terms of this Guaranty.

         D. Guarantor is wholly owned by GST Telecommunications, Inc., which also owns (indirectly) one hundred percent (100%) of the outstanding capital stock of Borrower, and Guarantor expects to increase its business, and the business of its other direct and indirect Affiliates, through the use of the Equipment to be leased by Affiliates from Borrower and will receive direct and indirect benefit from the Lender's extension of credit to Borrower.

         NOW, THEREFORE, in order to induce the Lender to enter into the Loan Documents with Borrower and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                     TERMS:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1 CERTAIN TERMS. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                  "BORROWER" has the meaning assigned to that term in Recital A hereto, and its successors and assigns, and includes without limitation: (i) the Borrower as debtor-in-possession or any trustee in any bankruptcy proceeding; (ii) any trustee, receiver, custodian, conservator, or other similar appointee over Borrower or over any of Borrower's property pursuant to any court proceeding of any kind or otherwise; and (iii) any successor person.

                  "EQUIPMENT" has the meaning assigned to that term in Recital A hereto.

                  "GUARANTEED OBLIGATIONS" has the meaning assigned to that term in SECTION 2.1 hereof.

                  "GUARANTOR" has the meaning assigned to that term in Recital A hereto, and its successors and permitted assigns, and shall include without limitation: (i) the Guarantor as debtor-in- possession or any trustee in any bankruptcy proceeding; (ii) any trustee, receiver, custodian, conservator, or other similar appointee over Guarantor or over any of Guarantor's property pursuant to any court proceeding of any kind or otherwise; and (iii) any successor person.

                  "GUARANTY" means this Guaranty, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

                  "LOAN AGREEMENT" has the meaning assigned to that term in Recital A hereto.

                  "LOANS" has the meaning assigned to that term in Recital A hereto.

                  "LOAN DOCUMENTS" has the meaning assigned to that term in Recital B hereto.

         SECTION 1.2 LOAN DOCUMENTS DEFINITIONS. Unless otherwise defined herein or the context otherwise.requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Loan Documents.

                                    ARTICLE 2

                                    GUARANTY

         SECTION 2.1 GUARANTY. Guarantor hereby unconditionally and irrevocably guarantees, subject to the limitations expressed herein, the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, all amounts which would have become due but for the operation of the automatic stay under Section 362(a) of the Federal Bankruptcy Code, 11 U.S.C.

362(a)), of any and all indebtedness and obligations of any kind and character whatsoever of Borrower to the Lender and any and all extensions, renewals and replacements of such indebtedness, arising under any of the Loan Documents including, but not limited to, the Loan Agreement, the Note, or any other document executed by Borrower in connection therewith, or of Guarantor hereunder, whether such indebtedness is:

                  (i) characterized as the payment of principal, interest, premium, fees, costs, expenses or otherwise;

                  (ii)  presently existing or hereafter incurred or arising;

                  (iii) from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred;

                  (iv) foreseen or unforeseen, direct or indirect, absolute or contingent, primary or secondary, secured or unsecured, matured or unmatured, of the same class or type or of different classes or types;

                  (v) created by or arising under contract, tort, guaranty, overdraft, recovery of avoided payments or otherwise;

                  (vi)  contracted   for  by  Borrower   alone  or  jointly  and
                  severally with another or others;

                  (vii) incurred by Borrower prior to, during, or after any filing by Borrower or against Borrower of any petition or request for liquidation, reorganization, arrangement, adjudication as a bankrupt, relief as a debtor, or other relief under bankruptcy, insolvency, or similar laws now or hereafter in affect in the United States of America or any state or territory thereof or any foreign jurisdiction, and notwithstanding Borrower's legal status as a debtor or a debtor-in-possession or Borrower's discharge in any such proceeding; and/or

                 (viii) created or incurred with or without notice to Guarantor.

The foregoing obligations are referred to herein collectively as the "Guaranteed Obligations." This Guaranty constitutes a guaranty of payment when due and not merely of collection, and Guarantor specifically agrees that it shall not be necessary or required that the Lender or any holder of any Loan exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower before or as a condition to the Guaranteed Obligations of any Guarantor hereunder.

         SECTION 2.2 ACCELERATION OF GUARANTY. Guarantor agrees that, in the event of the dissolution or insolvency of the Guarantor, or the inability or failure of the Guarantor to pay its debts as it become due, or an assignment by the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Guaranteed Obligations of the Borrower may not then be due and payable, Guarantor will pay to the Lender forthwith the full amount which would be payable hereunder by Guarantor if all such Guaranteed Obligations were then due and payable.

         SECTION 2.3 GUARANTY ABSOLUTE. Except as limited in SECTION 2.8 below, this Guaranty shall be construed as a continuing, absolute, unconditional and irrevocable guarantee of payment and shall remain in full force and effect until all Guaranteed Obligations of the Borrower have been paid in full, all obligations of Guarantor hereunder have been paid in full and obligations of Lender under all Loan Documents shall have terminated. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Agreement, and that all other Guaranteed Obligations shall be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity, legality or enforceability of the Loan Agreement, the Note, any other Loan Document or any other agreement or instrument relating to any thereof;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any compromise, renewal, extension, acceleration or release with respect thereto, or any other amendment or waiver of or any consent to departure from the Loan Agreement or any other Loan Document;

                  (c) any addition, exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                  (d)  the  failure  of  the  Lender  or  any  holder  of a Loan
         Document:

                       (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any other person or entity (including any other guarantor) under the provisions of the Loan Agreement or any other Loan Document or otherwise, or

                       (ii) to  exercise  any right or remedy  against any other
                  guarantor  of,  or   collateral   securing,   any   Guaranteed
                  Obligations of the Borrower;

                  (e)  any   amendment   to,   rescission,   waiver,   or  other
         modification of, or any consent to departure from, any of the terms of the Loan Agreement or any other Loan Document;

                  (f) any defense, set-off or counter-claim which may at any time be available to or be asserted by the Borrower against the Lender;

                  (g) any reduction, limitation, impairment or termination of the Guaranteed Obligations of the Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Guaranteed Obligations of the Borrower or otherwise; or

                  (h) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower or Guarantor.

         SECTION 2.4 REINSTATEMENT, ETC. Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any the Lender or any holder of any Loan Document, upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 2.5 WAIVER. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity (including any other guarantor) or any collateral.

         SECTION 2.6 WAIVER OF SUBROGATION. Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Lender against the Borrower or any collateral which the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in cash in full and the Loan Documents have not been terminated, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, the Lender, and shall forthwith be paid to the Lender to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Agreement and the other Loan Documents and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

         SECTION 2.7 SUCCESSORS, TRANSFEREES AND ASSIGNS; TRANSFERS, OF LOANS, ETC. This Guaranty shall:

                  (a) be binding upon Guarantor, and its permitted successors, transferees and assigns;

         and

                  (b) inure to the benefit of and be enforceable by the Lender and its permitted successors, transferees and assigns.

Without limiting the generality of clause (b), to the extent the Lender assigns or otherwise transfers (in whole or in part) any Loan or Loan Documents held by it to any other person or entity, such other person or entity shall thereupon become vested with the corresponding rights and benefits granted to the Lender under this Guaranty.

         SECTION 2.8 LIMITATION OF GUARANTY. The financial obligations of Guarantor hereunder shall be limited in aggregate amount to the lesser of (i) forty-five percent (45%) of Borrower's aggregate Obligations outstanding under the Loan Agreement from time to time or (ii) Twenty-Five Million Dollars ($25,000,000.00).

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to the Lender as follows:

                  (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has full corporate power and authority to enter into this Guaranty and to carry out the transactions contemplated hereby and thereby.

                  (b) The execution and delivery by Guarantor of this Guaranty and the consummation by Guarantor of the transactions contemplated hereby have been duly authorized by all necessary corporate action of Guarantor. This Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability of the rights of creditors generally.

                  (c) The execution and delivery of this Guaranty and the consummation by Guarantor of the transactions contemplated hereby have not resulted, and will not (with or without the lapse of time or the giving of notice or both) result, (i) in any breach of any of the terms or provisions of, or constitute a default under, the charter or bylaws of Guarantor, any agreement, license or other instrument, any law, rule or regulation or any judgment, decree or order of any court to which Guarantor is a party or by which its property may be bound, or (ii) in the creation or imposition of any claim, lien charge or encumbrance of any-nature whatsoever upon, or give to others any claim, interest or right, with respect to any of the properties, assets, contracts or licenses of Guarantor.

                                    ARTICLE 4

                                  MISCELLANEOUS

         SECTION 4.1 LOAN DOCUMENT. This Guaranty is a Loan Document executed pursuant to the Loan Agreement.

         SECTION 4.2 BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. In addition to, and not in limitation of SECTION 2.7, this Guaranty shall be binding upon Guarantor and its successors, permitted transferees and permitted assigns and shall inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns (to the full extent provided pursuant to SECTION 2.7); PROVIDED, HOWEVER, that Guarantor may not transfer or assign any of its obligations hereunder without the prior written consent of the Lender, and no such assignment, if permitted, will operate to relieve Guarantor of its obligations hereunder.

         SECTION 4.3 AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender and Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 4.4 ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing or by facsimile transmission and, if to Guarantor, mailed, given by facsimile transmission or delivered to it, addressed to it at 4317 North East Thurston Way, Vancouver, Washington 98662,
Attention: Chief Financial Officer (facsimile number (360) 604-2878), with a copy to Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York 10022-1170, Attention: Stephen Irwin, Esq. and Daniel Gallagher, Esq. (facsimile number (212) 755-1467, and if to the Lender, mailed, given by facsimile transmission or delivered to it, addressed to it at 220 Athens Way, Nashville, Tennessee 37228, Attention: Legal Department (facsimile number (615) 734-5283), with a copy to the Lender Corporation, 220 Athens Way, Nashville, Tennessee 37228, Attention: Manager, Credit, (facsimile number (715) 734-5110), or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile transmission or delivery, shall be deemed given when received.

         SECTION 4.5 NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or equity.

         SECTION 4.6 CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until final payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, subject to reinstatement in accordance with SECTION 2.4 hereof, (b) be binding upon Guarantor, its successors and permitted assigns, and (c) inure to the benefit of and be enforceable by the Lender for its benefit and the benefit of the Lender and its permitted successors, transferees and assigns.

         SECTION 4.7 SEVERABILITY. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty or affecting the validity or enforceability of such provisions in any other jurisdiction.

         SECTION 4.8 CONSENT TO JURISDICTION AND VENUE; WAIVERS.

                  (a) GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE, AND IF NO FEDERAL JURISDICTION EXISTS, TO THE JURISDICTION AND VENUE OF THE STATE COURTS OF TENNESSEE FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE OBLIGATIONS, AND AGREES NOT TO CONTEST VENUE OR JURISDICTION IN ANY SUCH COURTS. IN ANY SUCH LITIGATION, GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECT TO GUARANTOR AT ITS ADDRESS SET FORTH IN SECTION 4.4 HEREOF. IN THE ALTERNATIVE, IN ITS SOLE DISCRETION, LENDER

         MAY EFFECT SERVICE UPON GUARANTOR IN ANY OTHER FORM OR MANNER PERMITTED BY LAW. THE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

                  (b) GUARANTOR AND LENDER HEREBY KNOWINGLY AND WILLINGLY WAIVE THEIR RESPECTIVE RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY, ANY OTHER LOAN DOCUMENT, THE
         GUARANTEED OBLIGATIONS, OR ANY RELATIONSHIP BETWEEN THE LENDER AND GUARANTOR. GUARANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  (c) THE LENDER SHALL HAVE NO LIABILITY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS FOR SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY SORT IN ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE GUARANTIED OBLIGATIONS, AND, EXCEPT TO THE EXTENT PROHIBITED BY LAW, EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH ACTION ANY SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY SORT OTHER THAN ACTUAL DAMAGES.

                  (d) TO THE EXTENT THAT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR TO ITS PROPERTY, GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

                  (e) BY EXECUTING THIS GUARANTY, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY BROUGHT IN ANY OF THE AFORESAID COURTS, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES

         NOT TO PLEAD ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 4.9 GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written, and the Lender has accepted it by its duly authorized officer.

GST USA, INC.



By:  /s/ Clifford V. Sander
     --------------------------
     Name:  Clifford V. Sander
     Title: Senior Vice President

Accepted:

NTFC CAPITAL CORPORATION

By:  /s/ illegible
     --------------------------
     Name:
     Title: